                                                                   Exhibit 10.10

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by [****], have been separately filed with the Commission.

COMPUSERVE GATEWAY SERVICES                      Telebase Systems, Inc.
SOFTWARE AGREEMENT FOR                           134 North Narberth Avenue
INFORMATION PROVIDERS                            Narberth, PA 19072

                  This is an agreement between CompuServe and Telebase Systems ("Telebase") for services, information and/or computer programs (the "Product"), as defined in Schedule A, according to the following terms:

         1. SERVICES AND/OR PRODUCTS PROVIDED BY TELEBASE.

         (a) Telebase grants to CompuServe i) the world-wide, non-exclusive (except as provided in paragraph 1(a) (i) below), license to market, sell, distribute and provide access to the Product, as defined in Schedule A of this Agreement, and ii) the non-exclusive license to use the Product for the purpose of supporting it, marketing and promotion, and market research.

              (i) For the duration of this agreement and in recognition of the expense and effort which CompuServe will incur in making the Product available as part of the CompuServe Information Service (the "Service"), Telebase shall not directly or indirectly grant any license, sublicense, marketing, distribution or other rights to the Product or any product which is similar to the Product to Dow Jones & Company, Inc., Source Telecomputing Corporation, General Videotex Corporation, MCI Communications Corporation, Quantum Computer Services, General Electric Company, Trintex, Covidea, and/or any of the affiliates of the foregoing companies. The restriction in this paragraph 1(a)(i) shall terminate if, at any time, CompuServe provides access to more than ten
(10) of the databases listed in Schedule B to this agreement other than through Telebase. This agreement does not preclude Telebase from granting licenses to customized versions of the Product to non-U.S. distributors.

             (ii) Except as expressly provided in this agreement, the Product remains the property of Telebase.

         (b) CompuServe and Telebase shall jointly establish and maintain the communications interface to Telebase's computer system in accordance with standard CompuServe Network Services policies and procedures. Telebase will assist CompuServe in the installation and maintenance of the Product in accordance with Schedule A.

              (i) Telebase shall make the Product available to the Users, as defined herein, on the same schedule as it makes the Product available to its own users. Telebase shall provide the schedule of Product availability to Users.

             (ii) Telebase will incorporate the minimum subset of CompuServe navigation commands as described in Schedule D in the

Product and will conform the Product to the CompuServe menu standards as described in Schedule E.

            (iii) CompuServe will report problems and errors it discovers in the Product to Telebase, which will promptly take such action as is necessary to correct them.

             (iv) Without request from CompuServe, Telebase will make available to CompuServe all improvements to the Product which Telebase makes or acquires during the term of this agreement, and makes available to its own end users.

              (v) Telebase will cooperate with CompuServe in the development and production of promotional or instructional literature and information relating to the Product.

         (c) Telebase agrees to provide CompuServe with the same level of Product service that it offers to its own end users, including but not limited to content, quality, and timeliness of material. Reasonable efforts will be made by Telebase to provide additional communications capacity as needed.

         (d) Telebase shall not permit the Product to be used for the purpose of advertising or merchandising goods or services to Users, with the exception of ordering hard copy output of selected articles.

         2. SERVICES AND/OR FACILITIES PROVIDED BY COMPUSERVE.

         (a) CompuServe will use reasonable efforts to promote User Access, as defined herein, to the Service, however, the amount and methods of such promotion shall be subject to the sole business judgment of CompuServe. CompuServe may produce and publish promotional or instructional literature or information relating to the Product.

         (b) Upon the execution by Telebase of the CompuServe Information Service Request and Agreement, CompuServe will provide Telebase with Access to the CompuServe Information Service ("Service") for the purpose of reviewing or demonstrating the Service and/or the Product.

         (c) CompuServe will provide Telebase with documentation necessary for the purpose of providing the Product and related services required under Paragraph 1.

         (d) All programs, documents, data, inventions, discoveries related to the Service and improvements to the Service are, and shall remain the sole and exclusive property of CompuServe. Similarly, all programs, documents, data, inventions and discoveries related to the Product and improvements to the product or its adaptions for use on the Service are, and shall remain the sole and exclusive property of Telebase.

         (e) CompuServe will install and maintain necessary equipment for maintaining a Gateway communications link. The description, terms and charges for maintaining the communications link are described in the CompuServe Network Services agreement.

         3. PAYMENTS FOR USER ACCESS TO THE PRODUCT.

         (a) CompuServe will pay Telebase, a royalty based on the Users' Access to the Product in accordance with the terms of Schedule A hereto.

              (i) Any User Access to the Product which generates a charge to the User but where the Telebase systems fail to provide full display to the User of the requested information, will be free and not subject to a royalty.

             (ii) Telebase will transmit daily to CompuServe the billing records for that day's User Access to the Product. Any billing record which does not match with CompuServe's User Access records will be free and not subject to a royalty.

            (iii) In the event that a User disputes a billing for Access to the Product, CompuServe and Telebase will cooperate in attempting to resolve the dispute. If the User is correct, an appropriate credit will be granted by CompuServe. Telebase will pay CompuServe an amount equal to any credits given by CompuServe during any month, except to the extent such credits exceed one percent (1%) of the royalties paid by CompuServe to Telebase for the respective month.

             (iv) If during any calendar month or similar accounting period used by CompuServe the credits given by CompuServe with respect to Access to the Product and/or bad debt allocated to the Product by CompuServe in accordance with its standard procedures exceed ten percent (10%) of CompuServe's gross revenues from the Product during such month or similar period, CompuServe may upon not less than thirty (30) days written notice to Telebase terminate this agreement.

              (v) CompuServe will make an advance royalty of payment of $10,000 on the first date the Product is available on the Service. Thereafter, CompuServe will pay royalties due within sixty (60) days following the end of the month in which Users are billed for Access to the Product. Until such time as the advance royalty payment is repaid to CompuServe in full, CompuServe will withhold ten (10%) percent, or such lesser percentage as is required to repay the advance royalty payment in full, from each royalty payment otherwise due Telebase and apply the withheld amount to repay the advance royalty payment; provided that if the advance royalty payment has not been repaid in full at the time the twelfth (12th) monthly royalty payment is due from CompuServe, CompuServe may withhold an amount equal to the unpaid balance of the advance royalty payment from the twelfth (12th) monthly royalty payment due Telebase. If such withholding is insufficient to repay the advance royalty payment, Telebase, without demand, will repay the remaining unpaid balance within ten (10) days after receipt of notice of the withholding. If this agreement is terminated for any reason prior to the repayment of the advance royalty payment, the unpaid balance of the advance royalty payment shall become immediately due and payable.

         (b) Notwithstanding any other term of this agreement, including its schedules, to the contrary, CompuServe reserves the right to modify the pricing structure for the Service. If CompuServe intends to do so and, in CompuServe's sole judgment, the modification requires a change in the Rate Schedule in Schedule A and/or royalty payments due hereunder, CompuServe will give Telebase at least ninety (90) days written notice of the required changes to the Rate Schedule and/or royalty payments. Such changes will be binding upon Telebase unless Telebase gives CompuServe at least thirty (30) days written notice prior to the expiration of the ninety (90) day period that it is terminating this agreement as of the end of the ninety (90) day period, at which time this agreement shall terminate.

         4. CONFIDENTIAL MATERIALS.

         (a) The following materials and information and all copies thereof of whatever nature, herein called "Confidential Materials," are confidential and trade secrets as defined in Section 1333.51, Ohio Revised Code, of the respective party:

              (i) Confidential Materials of CompuServe. All of the following information, unless and to the extent that CompuServe generally makes such information available to the public, regardless of its form or format and whether it has been reduced to writing or other hard copy are Confidential Materials of CompuServe: all technical information regarding the Service, including without limitation any source documents or technical specifications related to the Service or any of its parts; all User information, including without limitation the names and addresses of Users, other personally identifiable User information, and history of using the Service or any of its parts; all marketing information regarding the Service and plans for enhancing or modifying the Service; and all other information possessed by CompuServe which CompuServe does not generally make available to the public.

             (ii) Confidential Information of Telebase. All of the following information, unless and to the extent that Telebase generally makes such information available to the public, regardless of its form or format and whether it has been reduced [CUT-OFF].

Telebase; all technical information regarding the Product, including without limitation any source documents or technical specifications related to the Product or any of its parts; all information about persons who use the Product other than through the Service, including without limitation the names and addresses of such persons, other personally identifiable information regarding such persons, and their history of using the Product or any of its parts; all marketing information regarding the Product developed by Telebase and plans for enhancing or modifying the Product; and all other information possessed by Telebase which Telebase does not generally make available to the public.

         (b) Both parties will not disclose or use, and will assure that their employees and/or agents do not disclose or use, any Confidential Materials of the other party, except as needed to assist in performing, or to exercise rights granted under this agreement. In the event of the breach of the provisions of this Paragraph 4, the nonbreaching party will be entitled to a restraining order, preliminary or permanent injunction, and/or either relief so as to enforce such provisions.

         (c) Both parties acknowledge that the Confidential Materials of the other party are valuable, special and unique and that their unauthorized disclosure or use would cause irreparable injury not compensable adequately in monetary damages.

         5. WARRANTIES AND DISCLAIMERS.

         (a) Telebase warrants that:

              (i) its entry into this agreement is rightful and does not violate any other agreement to which it is a party;

             (ii) the granting of the licenses to CompuServe hereunder does not and will not violate any other agreement to which it is a party;

            (iii) it has and will retain good and marketable title to the Product and electronic distribution rights to the Product and all databases which are part of the Product;

             (iv) its conduct, the performance of its obligations under this agreement, and the Product will conform to all applicable and valid laws and government rules and regulations, and will not violate any agreement to which it is now or hereafter a party; and

              (v) the Product and the marketing, sale, distribution and providing Access thereto by CompuServe does not and will not infringe on any copyright or patent or violate any trade secret.

         (b) CompuServe warrants that:

              (i) its entry into this agreement is rightful and does not violate any other agreement to which it is a party; and,

             (ii) the acceptance of the license granted hereunder does not and will not violate any other agreement to which it is a party.

         (c) THERE ARE NO IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE MATTERS COVERED BY THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE PRODUCT, TELEBASE'S COMPUTING SYSTEMS OR ANY OTHER COMPUTER OR OTHER RESOURCES PROVIDED BY TELEBASE, THE SERVICE, COMPUSERVE'S COMPUTING SYSTEMS OR ANY OTHER COMPUTER OR OTHER RESOURCES PROVIDED BY COMPUSERVE. THE PRODUCT, THE SERVICE, AND ALL COMPUTER SYSTEMS AND RESOURCES PROVIDED BY EITHER PARTY ARE PROVIDED ON AN "AS-IS, AS-AVAILABLE" BASIS.

         6. USER AGREEMENTS.

         CompuServe will require all paying Users of the Product to agree to substantially the following terms:

         The Service is provided on an "as is, as available" basis. Neither CompuServe nor its suppliers make any warranties, expressed or implied, including without limitation those of merchantability and fitness for a particular purpose, with respect to the Service. The Customer is responsible for implementing sufficient procedures and checkpoints to satisfy his requirements for accuracy of data input and output and for maintaining a means external to the Service for the reconstruction of any lost data.

         The Customer will not reproduce, sell, publish, or in any manner commercially exploit any information obtained through the Service or participate in or allow such reproduction, sale, publication or exploitation by any person.

         The provisions of these two paragraphs are for the benefit of CompuServe and its Information Providers and any such data supplier shall have the right to assert and/or to enforce such provisions directly on its own behalf.

         7. FORCE MAJEURE.

         Neither CompuServe nor Telebase shall be liable for any failure or delay in the performance of this agreement when and to the extent that such failure or delay results from any of the following causes: Acts of God; any law or applicable regulation; war or effects of war; civil commotion; riot; strike; lockout or other labor trouble; flood; hurricane; tornado; fire; explosion; injunction; telecommunications failures; disruption of information from third party suppliers; or any other cause beyond the reasonable control of the parties hereto which interferes with the performance of this agreement.

         8. INDEMNIFICATION.

         If either party breaches any of its warranties or obligations under this agreement, it will indemnify, save and hold harmless the other party and the officers, directors, agents and employees of the other party from any and all claims, demands, liabilities, costs or expenses, including attorneys' fees, resulting from such breach, except where such claims, demands, liabilities, costs or expenses result solely from the negligence or knowing and willful misconduct of the other party.

         9. TERM.

         (a) This agreement shall be effective from the date of its written acceptance by an officer of CompuServe and shall continue in force for an initial term of three (3) years. Thereafter, this agreement shall be renewed on the same terms and conditions for one (1) year renewal terms unless a party gives the other party at least ninety (90) days written notice prior to the end of the term or the then current renewal term that it is not renewing this agreement.

         (b) Either party may terminate this agreement in the event that the other party breaches any material terms or material conditions hereof, fails to cure such breach within thirty (30) days (or such other time as may be specified herein) after written notice of the breach which describes the breach with reasonable particularity, and the breach is continuing.

         (c) Either party may terminate the agreement immediately should the other party make an assignment of its property for the benefit of creditors, or file a petition for adjudication as bankrupt, for reorganization or for an arrangement under any bankruptcy or insolvency law, or if any involuntary petition under any such law is filed against the other party and not dismissed within sixty (60) days.

         10. ADVERTISING.

         Except as provided herein, neither party may present or permit any advertising or promotional material which makes reference to the other party's products or services without prior written approval by the other party. All advertising or promotional material which makes reference to the other party's products or services must be reviewed by the other party before final release. Each party will act on all requests for approval within five (5) business days, and neither party will unreasonably withhold a request for approval.

         11. GENERAL.

         (a) Definitions:

              (i) "Users" shall mean CompuServe prospects, customers, agents, and employees who are provided Access to the Service.

             (ii) "Access" shall mean the electronic connection through standardized procedures established by CompuServe via its computer network to CompuServe's hardware programs and databases designated by it to constitute the Service and to the portion of the Product residing on Telebase's computer. Notwithstanding such standardized procedures, Telebase acknowledges that the Service does not prevent Users from copying to other storage devices or creating printed output of all or a part of the Product so retrieved.

            (iii) "Area" shall mean a section of the Service accessible by Users of the Service as defined by CompuServe.

             (iv) "Gateway" shall mean an electronic transfer of Users from CompuServe computers to Telebase's computer via a CompuServe Network Services link between the two host computers. Upon completion of the User's session on Telebase computer, the User will be returned to the CompuServe computer.

         (b) Neither party may assign this agreement except to an affiliate who controls, or is controlled by, or is under common control with, that party.

         (c) No modification of this agreement or waiver of any of its terms will be effective against a party unless set forth in writing and signed by an officer of the other party. Both parties acknowledge that no other person has authority to modify this agreement or waive any of its terms.

         (d) The terms and conditions of this agreement shall be construed in accordance with the laws of the State of Ohio. Any suit brought to enforce any provision of this agreement or any remedy with respect hereto shall be brought in the Common Pleas

Court, Franklin County, Ohio, and each party hereby expressly consents to the jurisdiction of such Court.

         (e) The following paragraphs shall survive the termination of this agreement: 4., 8., and 11.(d).

         (f) Notices. All notices required or permitted under this agreement will be deemed to be given if in writing and a) mailed via certified mail to the other party at its address shown at the beginning of this agreement or at such different address as the party may give notice, or b) delivered personally to an officer of the other party. Any mailed notice will be effective when deposited in the United States mail, properly addressed and with postage prepaid.

         (g) THIS AGREEMENT, INCLUDING THE SCHEDULES THERETO, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDES ALL PRIOR AND CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, AND ALL PRIOR AND CONTEMPORANEOUS NEGOTIATIONS, CONVERSATIONS, AND OTHER COMMUNICATIONS BETWEEN THE PARTIES WITH RESPECT TO SUCH SUBJECT MATTER.

BILLING INFORMATION:

Company Name:           Telebase Systems, Inc.
             -------------------------------------------------------------------

Assigned User Name:     Richard Kollin
                   -------------------------------------------------------------

Street Address:         134 North Narberth Avenue
               -----------------------------------------------------------------

City:                   Narberth, PA 19072
     ---------------------------------------------------------------------------

Telephone Number:       (215) 667-8942
                 ---------------------------------------------------------------

ACCEPTED BY COMPUSERVE:                     ACCEPTED BY TELEBASE:

CompuServe Incorporated                     Telebase Systems, Inc.
5000 Arlington Centre                       134 North Narberth Avenue
  Boulevard                                 Narberth, PA 19072
Columbus, OH 43220

By:                                         By:
   --------------------------                  --------------------------
Title:                                      Title:
      -----------------------                     -----------------------
Date:                                       Date:
     ------------------------                    ------------------------

COMPUSERVE SERVICES/
SOFTWARE AGREEMENT FOR
INFORMATION PROVIDERS

                                   SCHEDULE A
                       PRODUCT DEFINITION AND INFORMATION

         1. DEFINITION OF THE PRODUCT.

         The Product shall mean i) collectively and individually, all the databases and their constituent parts, which Telebase licenses, sublicenses, and/or sells or has the right to license, sublicense and/or sell, as they are made available by Telebase, and ii) the software resident on Telebase's computer which collects Users' information requests, determines the database where the information can be found, accesses the database and retrieves the requested information.

         The databases which are part of the Product reside with seven (7) on-line database vendors. There are presently over six hundred (600) databases available to be part of the Product from these vendors. CompuServe shall have the right to determine which of these databases will be included in the Product.

         Telebase will provide for two (2) methods of information retrieval on its computing systems using the Product. The first method of information retrieval provided by Telebase will involve the use of menus resident on Telebase's computing systems. These menus will list subject areas as an aid to novice Users unfamiliar with database content. The second method for information retrieval will involve prompting for a specific database name.

         In providing for information retrieval, Telebase will incorporate the minimum subset of CompuServe's standard navigational commands as described in Schedule D of this agreement. In addition, Telebase will ensure that the menu structure and prompts will conform to CompuServe's menu standards as described in Schedule E of this agreement.

         The Product will be labeled with a CompuServe product name. Telebase will feature this name where appropriate on the Product's menus.

         2. PRODUCT UPDATES AND REQUIREMENTS.

         (a) The proposed Product availability date on the Service is February 1, 1986. If the Product is not ready for availability on the Service within thirty (30) days of the installation and testing of the telephone lines used to provide Access to the Product, CompuServe may, in its discretion, terminate this agreement upon fifteen (15) days written notice to Telebase.

         (b) If the owner or operator of any database which is part of the Product objects to that database being included as part of the Service, Telebase will give immediate notice of the objection to CompuServe, and, upon notice from CompuServe, will remove such database from the Product.

         CompuServe reserves the right to review and require Telebase to modify the availability of databases as part of the Product during the term of this agreement. Requests for modification will be made in writing, and Telebase will modify the Product as requested within thirty (30) days of the request. CompuServe may remove the Product from the Service and cancel this agreement upon at least thirty (30) days written notice if Telebase fails to modify the Product as requested within such thirty (30) day period.

         (c) Telebase shall obtain written permission for the seven (7) database vendors listed in Schedule G of the inclusion of their databases as part of the Product within ninety (90) days of the date of this agreement, and provide copies of such written permission to CompuServe within the ninety (90) day period. CompuServe may remove the Product from the Service and cancel this agreement upon at least thirty (30) days written notice to Telebase if such permission is not obtained and copies are not provided to CompuServe.

         3. CALCULATION OF ROYALTY PAYMENTS.

         (a) User Charges. Except as expressly provided herein, CompuServe will charge Users for Access to the Product on a transactional basis at not less than the rates specified below:

                                  RATE SCHEDULE

         No-hit Charge                   $[****], after first no-hit
                                         during single Access

         Minimum Access Charge           $[****]
         Search (10 titles) Charge       $[****]
         Abstract Charge                 $[****]
         Hard Copy Delivery Charge       $[****]
           (regular mail)
         Hard Copy Delivery Charge       $[****]
           (overnight)
         Data Base Surcharges            $[****] or $[****]

              (i) After one hundred twenty (120) days following the first customer Access of the Product and upon not less than sixty (60) days written notice to the other party, either party may request that such rates be modified. No request to modify such rates will be unreasonably denied. The rights granted under this paragraph 3(a)(i) are in addition to the right of CompuServe to raise the rates provided that the foregoing rates shall not be modified more than three (3) times during any calendar year.

         (b) If Telebase charges any persons or end users rate(s) for the Product or any Product which is substantially similar to the Product, which are different than the rates provided for in paragraph 3(a) of this schedule, CompuServe may in its discretion elect to substitute such other rates for the rates in paragraph (a).

         (c) Recording and Transmittal of User Charges. Telebase will apply and record all User charges in accordance with the rates applicable under paragraph 3(a) of this schedule. Each day, Telebase will transmit to CompuServe, electronically and in a format approved by CompuServe, the recorded User charges for each User's Access of the Product during the preceding twenty-four (24) hour period.

         (d) Royalty. The royalty payments due Telebase from CompuServe will be in an amount equal to seventy percent (70%) of the Minimum Access and Search Charges and ninety-five percent (95%) of the Hard Copy Delivery Charges, Abstract, No-Hit, and Data Base Surcharges, all as provided for in paragraph 3(a) of this schedule.

         (e) Notwithstanding any other term of this agreement, if User Access to the Product does not generate revenue for CompuServe, the amount payable by CompuServe to Telebase for the non-revenue generating User Access will be limited to the amount which Telebase is required to pay unaffiliated third persons on account of such Access.

         4. CompuServe is willing to begin negotiations for access to CompuServe financial data and news with Telebase (subject to any restrictions on such access including, but not limited to, restrictions on redistribution of the information thereunder).

ACKNOWLEDGED BY COMPUSERVE:                  ACKNOWLEDGED BY TELEBASE:


By:                                          By:
   --------------------------                   --------------------------
Title:                                       Title:
      -----------------------                      -----------------------
Date:                                        Date:
     ------------------------                     ------------------------

                                   SCHEDULE B

ABI/INFORM
ABLEDATA
ABSTRACTS OF TROPICAL AGRICULTURE
ABSTRACTS OF WORKING PAPERS IN ECONOMICS
ABSTRAX 400

ACCESS REPORTS/FREEDOM OF INFORMATION
ACCOUNTANTS
ADTRACX
AFRICA NEWS
AGRI-MARKETS DATA SERVICE
AIR POLLUTION TECHNICAL INFORMATION CENTER
AIR/WATER POLLUTION REPORT
AKRON BEACON - JOURNAL
ALLENTOWN CALL - CHRONICLE
ALTMAN & WEIL REPORT TO LEGAL MANAGEMENT
AMERICA: HISTORY AND LIFE

AMERICAN MEN AND WOMEN OF SCIENCE
AMERICAN PETROLEUM INSTITUTE
AMERICAN STATISTICS INDEX
ANTARCTIC BIBLIOGRAPHY
APS DIPLOMAT
APS REVIEW
AQUACULTURE
AQUALINE
AQUATIC SCIENCES AND FISHERIES ABSTRACTS
ARTBIBLIOGRAPHIES MODERN
ARTHUR D. LITTLE/ONLINE
ARTIFICIAL INTELLIGENCE REPORT

ASSOCIATION PUBLICATIONS IN PRINT
AUTOMATED OFFICE SYSTEMS
BANKER
BANKING REGULATOR
BANQUE:  FRENCH BANKING LAW
BI/DATA FORECASTS
BI/DATA TIME SERIES
BIBLAT: LATIN AMERICA
BIBLIOGRAPHY OF AGRICULTURE
BILINGUAL EDUCATION BIBLIOGRAPHIC ABSTRACTS
BIOGRAPHIES MASTER INDEX
BIOLOGICAL ABSTRACTS
BIOTECHNOLOGY INVESTMENT OPPORTUNITIES
BLS CONSUMER PRICE INDEX
BLS EMPLOYMENT, HOURS, AND EARNINGS
BLS LABOR FORCE
BLS PRODUCER PRICE INDEX
BOOK REVIEW INDEX
BOOKS IN PRINT

PAGE NO. 00002

                                EASYNET DATABASES

BOOKS INFORMATION
BOSTON GLOBE
BRITISH HYDROMECHANICS RESEARCH ASSOCIATION
BUSINESS COMPUTER
BUSINESS COMPUTER DIGEST
BUSINESS PROFIT DIGEST
BUSINESS/PROFESSIONAL SOFTWARE DATABASE
CABLE & SATELLITE NEWS
CABLENEWS
CALIFORNIA UNION LIST OF PERIODICALS
CANADIAN BUSINESS AND CURRENT AFFAIRS
CANCERNET
CAREER PLACEMENT REGISTRY/EXPERIENCED PERSONNEL
CAREER PLACEMENT REGISTRY/STUDENT
CATALYST RESOURCES FOR WOMEN
CCH TAX DAY: FEDERAL
CCH THY DAY: STATE
CECILE: INDUSTRIAL DESIGN
CELLULAR RADIO NEWS
CHAPTER II REPORTER
CHARITABLE GIVING
CHEMICAL ABSTRACTS
CHEMICAL ABSTRACTS SOURCE INDEX
CHEMICAL ENGINEERING ABSTRACTS
CHEMICAL EXPOSURE
CHEMICAL INDUSTRY NOTES
CHEMICAL REGULATIONS AND GUIDELINES SYSTEMS
CHEMIS
CHEMNAME
CHEMSEARCH
CHEMZERO
CHICAGO TRIBUNE
CHILD ABUSE AND NEGLECT
CHRISTIAN SCIENCE MONITOR
CHRONOLOG NEWSLETTER
CHURCHNEWS INTERNATIONAL
CIM:  CEMENTS AND HYDRAULIC BINDINGS
CIS - INTERNATIONAL LABOUR ORGANIZATION
CLAIMS/CITATION
CLAIMS/CLASS
CLAIMS/COMPOUND REGISTRY
CLAIMS/REASSIGNMENT & REEXAMINATION
CLAIMS/U.S. PATENT ABSTRACTS
CLAIMS/U.S. PATENT ABSTRACTS WEEKLY
CLAIMS/UNITERM
COFFEELINE

COMMERCE BUSINESS DAILY

PAGE NO. 00003

                                EASYNET DATABASES

COMMON CARRIER WEEK
COMMONWEALTH AGRICULTURAL BUREAUX ABSTRACTS
COMMUNICATIONS & DISTRIBUTED RESOURCES REPORT
COMMUNICATIONS DAILY
COMPLIANCE ALERT: FEDERAL REGISTER DIGEST
COMPLIANCE MANAGEMENT REPORT
COMPREHENSIVE CORE MEDICAL LIBRARY
COMPUTER BOOK REVIEW
COMPUTER COOKBOOK
COMPUTER DATABASE
COMPUTER MARKET OBSERVER
COMPUTERPAT LINE BREAK CONFERENCE PAPERS INDEX
CONGRESSIONAL ACTIVITIES
CONGRESSIONAL INFORMATION SERVICES
CONGRESSIONAL RECORDS ABSTRACTS
CONSUMER ELECTRONICS
COPYRIGHT MANAGEMENT
CORPORATE EFT REPORT
CORPORATE SHAREHOLDER
CORROSION
CRECORD

CRIMINAL JUSTICE PERIODICAL INDEX
CURRENT BIOTECHNOLOGY ABSTRACTS
CURRENT RESEARCH INFORMATION/USDA
D&B-DUN'S MARKET IDENTIFIERS
D&B-MILLION DOLLAR DIRECTORY
DAILY INDUSTRIAL INDEX ANALYZER
DAILY METALS REPORT
DAILY PETRO FUTURES
DATA BASE INFORMER
DATA CHANNELS
DBS NEWS
DEFENSE INDUSTRY REPORT
DEFENSE R&D UPDATE
DEFOTEL: STOCK EXCHANGE INFORMATION
DIACK NEWSLETTER
DIF: FRENCH TAX LAW
DIGITAL SYPASS REPORT
DIRECTORY OF GRADUATE RESEARCH

DISSERTATION ABSTRACTS ONLINE
DOE ENERGY
DONNELLEY DEMOGRAPHICS
DRUG INFORMATION FULLTEXT
DRUGINFO

PAGE NO. 00004

                                EASYNET DATABASES

ECOMINE: FRENCH ECONOMIC LAW
ECONOMIC LITERATURE INDEX
EDF-DOC: ELECTRICITY AND ENERGY
EDITORS ONLY
EDUCATIONAL RESOURCES INFORMATION CENTER
EDUCATIONAL TESTING SERVICE TEST COLLECTION
EFT REPORT
EI ENGINEERING MEETINGS
EIS INDUSTRIAL PLANTS
EIS NONMANUFACTURING ESTABLISHMENTS
ELECTRIC POWDER DATABASE
ELECTRIC POWER INDUSTRY ABSTRACTS
ELECTRIC VEHICLE PROGRESS
ELECTRICAL & ELECTRONIC ABSTRACTS
ELECTRONIC INFORMATION REPORT
ELECTRONIC MAIL NEWS
ELECTRONIC PUBLISHING ABSTRACTS

ENCYCLOPEDIA OF ASSOCIATIONS
ENERGY & MINERALS RESOURCES
ENERGY BIBLIOGRAPHY AND INDEX
ENERGY DATA BASE
ENERGY MANAGMENT ONLINE NETWORK
ENERGYLINE
ENERGYNET
ENGELSMAN'S CONSTRUCTION COST INDEXES
ENGINEERING INDEX
ENGINEERING MICROSOFTWARE REVIEW
ENTREPRENEURIAL MANAGER'S NEWSLETTER
ENVIROLINE
ENVIRONMENTAL BIBLIOGRAPHY
EPILEPSYLINE
ESCOTHEK: LOCAL ENVIRONMENT
ESSOR: DIRECTORY OF FRENCH COMPANIES
EXCEPTIONAL CHILD EDUCATION ABSTRACTS
EXCERPTA MEDICA
EXECUTIVE PRODUCTIVITY
EXPORTER
FACTS ON FILE
FAIREC:  TROPICAL AND CITRUS FRUITS
FAMILY RESOURCES
FEARLESS TASTER
FEDERAL INDEX
FEDERAL REGISTER ABSTRACTS
FEDERAL RESEARCH IN PROGRESS

PAGE NO. 00005

                                EASYNET DATABASES

FEDERAL RESEARCH REPORT
FEDERAL RESEARCH SOLICITATIONS
FEDERAL RESERVE WEEK

FIBER OPTICS AND COMMUNICATIONS NEWSLETTER
FIBER OPTICS AND COMMUNICATIONS WEEKLY NEWSLETTER
FIBER/OPTICS NEWS
FINANCIAL SERVICES WEEK
FINANCIAL TIMES COMPANY INFORMATION DATABASE
FIND/SVP REPORTS AND STUDIES INDEX
FINE CHEMICALS DIRECTORY
FINIS: FINANCIAL INDUSTRY INFORMATION SERVICE
FINTEX ALL-DAY FOREIGN EXCHANGE MONITOR
FINTEX INTERNATIONAL ECONOMIC SUMMARIES
FOOD SCIENCE AND TECHNOLOGY ABSTRACTS
FOODS ADLIBRA
FORD INVESTMENT REVIEW
FOREIGN TRADE & ECONOMICS ABSTRACTS
FOREIGN TENDERS INDEX
FOREST
FOSTER NATURAL GAS REPORT
FOUNDATION DIRECTORY
FRCIS-H: HUMANITIES
FRCIS-S: SOCIAL SCIENCES
FROST & SULLIVAN MARKET RESEARCH REPORTS
FROST & SULLIVAN'S POLITICAL RISK LETTER
FTC FOIA LOG
FTC: WATCH
FUTURES FOCUS
GARY NORTH'S REMNANT REVIEW
GEOARCHIVE
GEODE: GEOLOGY
GEOLOGICAL REFERENCE
GEOMECHANICS
GOLD SHEET
GPO MONTHLY CATALOG
GPO PUBLICATIONS REFERENCE FILE
GRANTS
GRAPPE: FRENCH FIRMS-MARKETS
HARFAX INDUSTRY DATA SOURCES
HARVARD BUSINESS REVIEW

HAZARDOUS WASTE NEWS
HEALTH AUDIO-VISUAL ONLINE CATALOG
HEALTH COST MANAGEMENT WEEKLY
HEALTH PLANNING AND ADMINISTRATION
HELIOS: FRENCH GOVT. LIBRARIES
HI TECH PATENTS: DATA COMMUNICATIONS

PAGE NO. 00006

                                EASYNET DATABASES

HI TECH PATENTS: FIBER OPTICS TECHNOLOGY
HI TECH PATENTS: LASER TECHNOLOGY
HI TECH PATENTS: TELEPHONY
HIGH TECH GERMANY
HISTORICAL ABSTRACTS

HOUSTON POST
HSELINE: HEALTH AND SAFETY
IALINE: AGRICULTURE AND FOOD INDUSTRY
IBSEDEX: MECHANICAL AND ELECTRICAL
ICC BRITISH COMPANY DIRECTORY
ICC BRITISH COMPANY FINANCIAL DATASHEETS
ICONOS: FRENCH PHOTOGRAPHIC COLLECTION
IDP REPORT
IFP-TH: PROPERTIES OF COMPOUNDS
IHS VENDOR INFORMATION DATABASE
IIA FRIDAY MEMO
IMS WEEKLY MARKETEER
INDEX CHEMICUS ONLINE
INDUSTRIAL HEALTH & HAZARDS UPDATE
INDUSTRY AND INTERNATIONAL STANDARDS
INFORMATION SCIENCE ABSTRACTS
INFORMATION SERVICE IN MECHANICAL ENGINEERING
INFORUM
INNOVATOR'S DIGEST
INPADOC: PATENTS
INPANEW: PATENTS
INPI1: FRENCH PATENTS
INPI2: EUROPEAN PATENTS
INPI3: PATENT FAMILIES
INPI4: INTERNATIONAL PATENT CLASSIFICATION
INSTRUCTIONAL RESOURCES INFORMATION SYSTEM
INSURANCE ABSTRACTS
INTERACTIVE VIDEO TECHNOLOGY
INTERCONNECTION

INTERNATIONAL DUN'S MARKET IDENTIFIERS
INTERNATIONAL INTERTRADE INDEX
INTERNATIONAL LISTING SERVICE
INTERNATIONAL MICROCOPUTER SOFTWARE DIRECTORY
INTERNATIONAL PHARMACEUTICAL ABSTRACTS
INTERNATIONAL VIDEOTEX TELETEXT NEWS
INVENTION MANAGEMENT
JANSSEN: CHEMICAL PRODUCT CATALOG
JAPAN COMPUTER INDUSTRY SCAN
JAPAN HIGH TECH REVIEW
JAPAN SEMICONDUCTOR QUARTERLY
JAPAN WEEKLY MONITOR

PAGE NO. 00007

                                EASYNET DATABASES

JAPAN'S MONTHLY FINANCE REVIEW
JAPANESE AVIATION NEWS: WING
JAPANESE TRADE & INDUSTRY BRIEFS
JOURNAL OF THE SOCIETY OF ARCHITECTURAL HISTORIANS
KEN WINSLOW'S VIDEOPLAY REPORT
KEY BRITISH ENTERPRISES
KIRK-OTHMER ENCYCLOPEDIA OF CHEMICAL TECHNOLOGY
LABINFO: LAB RESEARCH ACTIVITIES
LABOR: WORLD LABOR INFORMATION
LABORATORY HAZARDS BULLETIN
LABORDOC
LABORLAW
LAN
LAND USE PLANNING REPORT
LANGUAGE AND LANGUAGE BEHAVIOR ABSTRACTS
LAWYERS' MICRO USERS GROUP NEWSLETTER
LC MARC
LEGAL RESOURCE INDEX
LEX: FRENCH LAW
LEXINGTON HERALD - LEADER
LIBRARY AND INFOMRATION SCIENCE ABSTRACTS
LIFE SCIENCES COLLECTION
LINK NEWS BRIEFS
LOGOS: FRENCH POLITICAL INFORMATION
LONG-DISTANCE LETTER
LOW-PRICED STOCK ALERT
MAGAZINE INDEX
MANAGEMENT AND MARKETING ABSTRACTS
MANAGEMENT CONTENTS
MANUFACTURED HOUSING NEWSLETTER
MARQUIS PRO-FILES
MARQUIS WHO'S WHO
MASS SPECTROMETRY BULLETIN
MATHEMATICAL REVIEWS ONLINE
MCGRAW-HILL NEW BUSINESS BOOKS/SOFTWARE
MEDIA GENERAL DATABANK
MEDIA SCIENCE REPORTS
MEDIAWIRE
MEDICAL ABSTRACTS NEWSLETTER

MEETING: FUTURE MEETINGS AND CONFERENCES
MENTAL HEALTH ABSTRACTS
MENTAL MEASUREMENTS YEARBOOK
METADEX
MEDALS INFORMATION DESIGNATIONS & SPECIFICATIONS
METEOROLOGICAL AND GEOASTROPHYSICAL ABSTRACTS
MIAMI HERALD

PAGE NO. 00008

                                EASYNET DATABASES

MICRO MOONLIGHTER
MICROCOMPUTER INDEX
MID-EAST BUSINESS DIGEST
MILITARY AND FEDERAL SPECIFICATIONS AND STANDARDS
MINI/MICRO BULLETIN
MMWR PLUS
MOBILE PHONE NEWS
MODERN LANGUAGE ASSOCIATION BIBLIOGRAPHY

NA HOTLINE
NATIONAL COUNCIL ON FAMILY RELATIONS
NATIONAL CRIMINAL JUSTICE REFERENCE SERVICE
NATIONAL INFORMATION CENTER FOR EDUCATIONAL MATERIALS
NATIONAL INFORMATION SOURCES ON THE HANDICAPPED
NATIONAL INSTRUCTIONAL MATERIALS INFORMATION SYSTEM
NATIONAL NEWSPAPER INDEX
NATIONAL REHABILITATION INFORMATION CENTER
NATIONAL TECHNICAL INFORMATION SERVICE
NEWSEARCH
NEWSNET ACTION LETTER
NEWSPAPER INDEX
NONFERROUS METALS ABSTRACTS
NORIANE: STANDARDS IN FORCE
NTT TOPICS
NUCLEAR WASTE NEWS
NURSING AND ALLIED HEALTH
OCCUPATIONAL SAFETY AND HEALTH
OCEANIC ABSTRACTS
ON-LINE COMPUTER TELEPHONE DIRECTORY
ONLINE CHRONICLE
ONLINE MICROCUMPUTER SOFTWARE GUIDE AND DIRECTORY
ONTARIO EDUCATIONAL RESOURCES INFORMATION
OUTLOOK ON IBM
PACIFIC ISLANDS ECOSYSTEMS
PACS & LOBBIES
PAPERCHEM
PAPERMAKING ABSTRACTS
PASCAL:  CNRS:  CDST
PATDATA
PATLAW
PATLAW: PROPERTY
PATSEARCH: UTILITY
PENNY STOCK PREVIEW
PERSONAL COMPUTERS TODAY

PETROLEUM INFORMATION INTERNATIONAL
PETROLEUM PATENTS
PETROLEUM/ENERGY NEWS

PAGE NO. 00009

                                EASYNET DATABASES

PHARMACEUTICAL NEWS INDEX
PHILADELPHIA DAILY NEWS
PHILADELPHIA INQUIRER
PHILOSOPHER'S INDEX
PHOTOLETTER
PLUMB
POLLUTION ABSTRACTS
POPULATION BIBLIOGRAPHY
POWER
PR HI-TECH ALERT/VIDEO MONITOR

PRE-MED

PROCESS: FRENCH LEGISLATIVE PROCESS
PSYCALERT
PSYCHOLOGICAL ABSTRACTS
PTS ANNUAL REPORTS ABSTRACTS
PTS DEFENSE MARKETS AND TECHNOLOGY
PTS DOMESTIC STATISTICS
PTS F&S INDEXES
PTS INTERNATIONAL FORECASTS
PTS INTERNATIONAL TIME SERIES
PTS PROMPT
PTS U.S. FORECASTS
PUBLIC AFFAIRS INFORMATION SERVICE
PUBLIC BROADCASTING REPORT
PUBLIC TRANSIT REPORT
PUBLISHERS, DISTRIBUTORS, AND WHOLESALERS
QUESTA6: FRENCH NATL. ASSEM.-6TH
QUESTA7: FRENCH NATL. ASSEM.-7TH
REAL ESTATE INVESTING LETTER
REDOSI: INFORMATION SYSTEMS
RELIGION INDEX
REPERTOIRE INTERNATIONAL DE LITTERATURE MUSICALE
REPORTS OF INTEREST TO LAWYERS
RESEARCH MONITOR NEWS
RESOURCE ORGANIZATIONS AND MEETINGS FOR EDUCATION DATABASE
RESOURCES IN COMPUTER EDUCATION
RESOURCES IN VOCATIONAL EDUCATION
RFC NEWS SERVICE
RNS DAILY NEWS REPORT
ROBOTICS INFORMATION
ROBOTRONICS AGE NEWSLETTER
RUBBER AND PLASTICS RESEARCH ABSTRACTS
RUNZHEIMER REPORTS ON AUTOMOTIVE ALTERNATIVES
SACRAMENTO BEE
SALES PROSPECTOR/CA AZ NV HI
SALES PROSPECTOR/CANADA

SALES PROSPECTOR/CO ID MT OR UT WA WY AK
SALES PROSPECTOR/GA FL AL NC SC
SALES PROSPECTOR/IL IN
SALES PROSPECTOR/LA MS AR OK KY TN
SALES PROSPECTOR/MD VA WY NC SC DC
SALES PROSPECTOR/MO KS IA NB
SALES PROSPECTOR/NEW ENGLAND
SALES PROSPECTOR/NY NJ SOUTHERN CT
SALES PROSPECTOR/OH MI
SALES PROSPECTOR/OHIO RIVER VALLEY
SALES PROSPECTOR/PA DE SOUTHERN NJ
SALES PROSPECTOR/TX OK NM
SATES PROSPECTOR/WI MN IA ND SD
SATELLITE NEWS
SATELLITE TELEVISION NEWSLETTER
SATELLITE WEEK
SB-I: DATA PROCESSING APPLICATIONS
SCHOOL PRACTICES INFORMATION FILE
SCIENCE CITATION INDEX
SEARCHABLE PHYSICS INFORMATION NOTICES
SELECTED WATER RESOURCES ABSTRACTS
SEMICONDUCTOR INDUSTRY & BUSINESS SURVEY
SERVICE DEALER'S NEWSLETTER
SEYBOLD REPORT ON OFFICE SYSTEMS
SEYBOLD REPORT ON PROFESSIONAL COMPUTING
SEYBOLD REPORT ON PUBLISHING SYSTEMS
SID CATO'S NEWSLETTER ON ANNUAL REPORTS
SILICON MOUNTAIN REPORT
SLUDGE NEWSLETTER
SMALL BUSINESS TAX REVIEW
SMR NEWS
SOC: FRENCH LABOR LAW
SOCIAL SCIENCE CITATION INDEX
SOCIETY OF AUTOMOTIVE ENGINEERS MEETINGS
SOCIOLOGICAL ABSTRACTS
SOFIE: FINANCIAL SOURCES
SOFTWARE REVIEW
SOLAR ENERGY INTELLIGENCE REPORT
SOVIET SCIENCE AND TECHNOLOGY
SPACE CALENDAR
SPACE COMMERCE BULLETIN
SPACE R&D ALERT
SPACETIME
SPORT
SPORTS INDUSTRY NEWS
SSIE CURRENT RESEARCH

PAGE NO. 00011

                                EASYNET DATABASES

STANDARDS & SPECIFICATIONS
STANGER REPORT
STANLEY KLEIN NEWSLETTER ON COMPUTER GRAPHICS
STATE REGULATION REPORT: TOXICS
STOCK SEARCH
SUPER INDEX
SURPLUS ALERT
SYD: SYDONI: FRENCH FAMILY AND PROPERTY LAW
TAX NOTES INTERNATIONAL
TAX NOTES TODAY
TAX SHELTER INSIDER
TECYLINE
TELECOMMUNICATIONS COUNSELOR
TELEDOC: TELECOMMUNICATIONS
TELEGEN
TELEPHONE NEWS
TELEVISION DIGEST
TENANT COMMUNICATIONS
TEXAS EDUCATION COMPUTER COOPERATIVES
TEXTILE TECHNOLOGY DIGEST
THOMAS REGISTER ONLINE
TITUS: TEXTILE
TOXIC MATERIALS NEWS
TOXIC MATERIALS TRANSPORT
TOXIC SUBSTANCES CONTROL ACT INITIAL INVENTORY
TRADE AND INDUSTRY INDEX
TRADE OPPORTUNITIES
TRADE OPPORTUNITIES WEEKLY
TRADEMARKSCAN
TRANSIN: TECHNOLOGY TRANSFERS
TRANSPORTATION RESEARCH INFORMATION SERVICE
TRAVELWRITER MARKETLETTER
TRENDVEST RATINGS

TROISE AUTOMOTIVE NEWSLETTER

U.S. EXPORTS
U.S. PUBLIC SCHOOL DIRECTORY
U.S. RAIL NEWS
ULRICH'S INTERNATIONAL PERIODICALS DIRECTORY
UNIQUE: YOUR INDEPENDENT UNIX/C ADVISOR
UNITED METHODIST INFORMATION
UNITED NATIONS REPORT

UNITED STATES POLITICAL SCIENCE DOCUMENTS
UNIVERSAL SERIALS AND BOOK EXCHANGE
UPDATE/THE AMERICAN STATES
URBAMET:  TOWN AND REGIONAL PLANNING

PAGE NO. 00012

                                EASYNET DATABASES

US CLASSIFICATION
US CONTRACT AWARDS
US PATENT OFFICE
UTILITY REPORTER - FUELS, ENERGY & POWER
VIDEO WEEK
VIDEONEWS
VIDEOTEX NOW NEWSWIRE
VIDEOTEX PRODUCTS

VIEWTEXT
VOCATIONAL EDUCATION CURRICULUM MATRIALS
VOLUNTARY STANDARDS INFORMATION NETWORK
VU/QUOTE
WALL STREET BOOK STORE
WALL STREET MONITOR:  WEEKLY MARKET DIGEST
WALL STREET S.O.S.
WALL STREET TRANSCRIPT
WASHINGTON BEVERAGE INSIGHT
WASHINGTON CREDIT LETTER

WATERLIT
WATERNET
WELDASEARCH
WELLINGTON COMMODITY TECHNICIAN
WELLINGTON LETTER
WELLINGTON LETTER ALERT
WELLINGTON'S CAPITAL
WICHITA EAGLE - BEACON
WILEY BOOK NEWS
WORLD AFFAIRS REPORT
WORLD ALUMINUM ABSTRACTS
WORLD ENVIRONMENT REPORT
WORLD PATENTS INDEX
WORLD SURFACE COATINGS ABSTRACTS
WORLD TEXTILES ABSTRACTS
WORLDWIDE VIDEOTEX UPDATE
ZINC, LEAD AND CADMIUM ABSTRACTS
ZOOLOGICAL RECORD

- --------------------------------------------------------------------------------
COMPUSERVE GATEWAY
SERVICES/SOFTWARE AGREEMENT
FOR INFORMATION PROVIDERS

- --------------------------------------------------------------------------------

                                   SCHEDULE D

                        CompuServe Navigational Commands
                             Minimum Standard Subset

The following represents the minimum standard CompuServe navigational commands that must be implemented in the BRIKTHRU(TM) software:

            T        (TOP)        -     return to TOP menu of your application

            M       (MENU)        -     return to next previous MENU page

            E       (EXIT)        -     exit application and return to
                                        CompuServe host

          OFF                     -     exit application and log off of your
                                        host.  Do not return to CompuServe

            H       (HELP)        -     display information text describing
                                        options and capabilities available at
                                        the current menu/prompt, then
                                        redisplay the menu/prompt.  The
                                        question mark (?) should also be
                                        accepted as a HELP request.

                                       D

                                   SCHEDULE E

MENU PAGE STANDARDS

This section discusses the standards which will be followed when creating menus.

PAGE LAYOUTS

The following diagram illustrates the standard for menu pages.

- ------------------------------------------------------------------
LOGO                                    PAGE #/REF WORD            HEADER
                     (blank line)
- ------------------------------------------------------------------
MENU DESCRIPTOR (if applicable)



TEXT                                                               MENU TEXT
- ------------------------------------------------------------------
                     (blank line)                                  TRAILER
ONE-LINE TRAILER
- ------------------------------------------------------------------


Headers and Trailers

Headers are always two lines in length consisting of one line of text (logo and page number or Quick Reference Word) and one blank line. The quick reference word is an alternate way of designating a page. For example, it may be easier for the user to remember to enter 'GO TRAVEL' than 'GO TRA-1'.

Information Providers should have a local logo for their database. In all other parts of the service, the logo will be "CompuServe".

Quick Reference Words should be used in place of symbolic page numbers on all top level menus. Quick Reference Words can be used for submenus where appropriate. If a Quick Reference Word is not used, then the page number will appear.

Examples:

                    CompuServe                    COM-1

                    CompuServe           COMMUNICATIONS


                                       E

Documentation and help messages should avoid referring to specific menu page numbers and menu choice numbers because these can change as the database is updated. Instead, messages should refer to a Quick Reference Word or full command (i.e., SCAN instead of SC).

The following is a list of CompuServe standard trailers:

         1.       The trailer for the top Information Service menu:
                  Enter choice number !

         2.       The trailer for a one-page menu:
                  Enter choice number !

         3.       For the first page(s) of a multiple-page menu:
                  Enter choice or (CR) for more !

         4.       The last page of a multiple-page menu:
                  List page, enter choice number !

         5.       For a service that has a one-page introductory article:
                  Press (CR) !

         6.       For a service that has a multiple-page introductory article:
                  Press (CR) for more !

         7.       A multiple page article:
                  Press (CR) for more !

         8.       The last page of an article:
                  Last page !

Menu Choice Numbers

Menu choice numbers should be in columns one and two only. Menu choice numbers less than 10 should be indented one space (i.e., start in column 2). This scheme limits the number of menu choices to 99.

No periods, dashes or special characters should appear after the menu choice number - only one space.

The following is an example of how a typical menu page should look.

- --------------------------------------------------------
CompuServe                                       XYZ-1

SALES/PROMOTIONAL INFORMATION

 1       Product Information
 2       Management Reports
 3       Monthly Sales Figures
 4       Financial Reports
 5       Sales Brochures
 6       Widgets Quality Control
 7       Radio/TV Commercial Schedule
 8       Advertising Strategies
 9       Profit/Loss Reports
10       Sales Projections

Enter choice  !
- --------------------------------------------------------

There should be no missing menu choices in videotex databases. If necessary, a blank line should be inserted to represent a missing menu choice but if more than two consecutive menu choices are missing only on blank line is sufficient.
Example:

                  1 Product Information
                  2 Management Reports

                  5 Sales Brochures

An alternative solution to allow for missing menu choices would be to place an N/A following a menu choice number. For example:

                  1 Product Information
                  2 Management Reports
                  3 N/A
                  4 N/A
                  5 Sales Brochures

On menus that span multiple pages, the choice numbers are continuous; that is, they do not begin at 1 again on the continuation pages.

On menus with numerous choices and short descriptions, it may be possible to list the choices in two columns; for example choices 1 through 10 in column 1, and 11 through 20 in column 2.

Menu Flags

The following menu codes are currently being used:

                  ($)      =  surcharged product
                  (E)      =  Executive service product
                  ($E)     =  surcharged Executive service product
                  (W)      =  Wide display (more than 32 characters)

Menu flags will be in one set of parenthesis and will always follow the menu description. Multiple flags will be listed alphabetically, and the $ takes precedence over alpha menu flags. For example:

                  Demographics ($E)

COMPUSERVE SERVICES/
SOFTWARE AGREEMENT FOR
INFORMATION PROVIDERS

                                   SCHEDULE F
               CHARGES TO TELEBASE FOR SERVICES AND/OR FACILITIES
                             PROVIDED BY COMPUSERVE
               --------------------------------------------------

         1. The following level of computer system and Service resources will be provided by CompuServe to Telebase.

                       Information Provider Usage Schedule

         Prime Connect Time                       40    Hours Per Period

         Standard Connect Time                    40    Hours Per Period

         Disk Storage                            750    Blocks Per Period

         Number of User Id's                       2

*** - Note - Any CompuServe computing system or Service resources greater than specified above will, at CompuServe's sole option, be charged at the then applicable "Telebase overage" rates. A period consists of four (4) consecutive weeks.

         2. The following restrictions and limitations are the responsibility of
Telebase: providing all telephone and other equipment necessary to access CompuServe's computer resources; all surcharges incurred while using any common carrier communications facilities other than CompuServe's communications network; any charges for transactions performed or merchandise purchased; access to any portion of the Service may be restricted, at the sole discretion of CompuServe.


                                       F

- --------------------------------------------------------------------------------
MUTUAL NON-DISCLOSURE AND
NON-SOLICITATION AGREEMENT
- --------------------------------------------------------------------------------

The Information Provider ("I.P.") and CompuServe agree to exchange Confidential Materials subject to the following terms and conditions:

1.       RECITALS AND ACKNOWLEDGEMENT

         (a) It is acknowledged that each party possesses proprietary information used in its business which is confidential and not generally known to the public. This information is a valuable business asset of each party and the protection of such information is, therefore, essential.

         (b) To promote the potential business dealings between I.P. and CompuServe, it is necessary and desirable that certain proprietary information be disclosed to the other party hereto and that each party have contact with employees of the other.

         (c) Each party acknowledges that the disclosure of proprietary information, as defined in this agreement, and the mutual obligations herein are good consideration for each party's obligations, that each party in disclosing any proprietary information to the other party hereto will do so in trust and confidence and in reliance upon the receiving party fulfilling its obligations under this agreement, and that any proprietary information which each party discloses to the other will be received and maintained by the receiving party in trust and confidence.

2.       PROPRIETARY INFORMATION

         (a) Proprietary information will mean any and all information relating to the business of each party hereto or any third parties with whom it deals, which is disclosed by one party hereto to the other, except where the receiving party establishes that:

                  (i) Such information is known by the receiving party prior to its disclosure by other party; or

                  (ii) Such information is generally available to the public in the form in which it is disclosed at the time of disclosure, or is thereafter available to the public in such form through no fault of the receiving party.

         (b) Proprietary information will include, but not be limited to, source documents and source information relating to computer programs owned or possessed by the parties hereto, information about the development of services by or for each party, information about the services used by customers of either party, information stored by customers of CompuServe on its computing system, and information which is labeled "confidential".

         (c) It is acknowledged that proprietary information, as defined, will almost always consist of a compilation of information which is collected from public sources by the parties hereto or third parties with whom they deal, and that it is the compiled information which gives the party or such third parties an advantage over their competition.

3.       OWNERSHIP/USE RESTRICTIONS

         All proprietary information will remain the property of the original [slanted text] receiving party. Except as directly necessary for the performance of the dealings between CompuServe and I.P., the receiving party will not reproduce, use or disclose to others any proprietary information without the prior written consent of the other party.

4.       PROTECTION OF PROPRIETARY INFORMATION

         Each party hereto will take all necessary action to ensure that there is no unauthorized disclosure of proprietary information by it or any of its employees or persons with whom it deals. If, as a result of its business dealings with the other party hereto, it is necessary and proper for the receiving party to disclose proprietary information to any of its employees or persons with whom it deals, that party will require such employees or persons with whom it deals to hold such proprietary information in trust and confidence subject to the restrictions in this agreement.

5.       RETURN/DESTRUCTION OF PROPRIETARY INFORMATION

         Within thirty (30) days following a request or the completion of business dealings between the parties, each party will deliver to the other all tangible materials that relate to such proprietary information, unless a party requests in writing that such materials be destroyed. If a party requests that such materials be destroyed, the other party will destroy them and within such thirty (30) day period certify in writing their destruction.

6.       NON-SOLICITATION

         For two (2) years after the entry into this Agreement or the termination of business dealings between the parties, whichever is later, neither party will hire or solicit for the purpose of hiring any employees of the other party.

7.       INJUNCTION

         If a party breaches or threatens to breach any of the provisions of Paragraphs 3, 4, 5, or 6 herein, the other party, in addition to any other remedies it may have at law or equity, will be entitled to a restraining order, injunction or similar remedy so as to specifically enforce such provisions. The parties acknowledge that money damages alone would be an inadequate remedy for the injury which would be suffered by a breach of any of the provisions of Paragraphs 3, 4, 5, or herein.

         (a) No modification of this agreement or waiver of any of its terms will be effective unless set forth in a written document signed by I.P. and an officer of CompuServe. The parties acknowledge that no person has authority to modify this Agreement or waive any of its terms except as expressly set forth in this Paragraph 8(a).

         (b) This agreement and any modifications of it will be governed by the laws of the State of Ohio.

ACCEPTED BY COMPUSERVE:                        ACCEPTED BY TELEBASE:

CompuServe Incorporated                        Telebase Systems, Inc.
5000 Arlington Centre                          134 North Narberth Avenue
  Boulevard                                    Narberth, PA 19072
Columbus, OH 43220

By:                                            By:
   ----------------------------                   ----------------------------
Title:                                         Title:
      -------------------------                      -------------------------
Date:                                          Date:
     --------------------------                     --------------------------

                                    ADDENDUM

Addendum to the Agreement between CompuServe Incorporated and Telebase Systems Inc. dated November 4, 1985 (the "Agreement") as subsequently amended.

The parties agree as follows:

         1) Schedule A the last subparagraph of paragraph 1, 3(a) up to, but not including 3(a)(i), and 3(d) are deleted in their entirety and replaced by the following:

         1.       DEFINITION OF THE PRODUCT

                  CompuServe may offer access to the Product either as a collection of databases (which CompuServe has labeled "IQuest") or as individual databases from the IQuest collection (the "Direct Gateway"). If offered as the Direct Gateway, CompuServe may determine which databases are to be offered. Telebase will feature the name of products where appropriate on the Product's menus.

         3.       CALCULATION OF ROYALTY PAYMENTS.

                  a. User Charges. Except as expressly provided herein, CompuServe will change Users for Access to the Product on a transactional basis at not less than the rates specified below:

                             RATE SCHEDULE (IQUEST)

                     No-hit Charge                    $[****], after first
                                                      no-hit during single
                                                      access
                     Search Charge                    $[****]
                     Abstract Change                  $[****]
                     Hard Copy Delivery Charge
                     (Regular)                        $[****]
                     Hard Copy Delivery Charge
                     (Express)                        $[****]
                     Scan Charge                      $[****]
                     Data Base Search Surcharges      $[****] - $[****]

                     A Search provides 10 citations (for bibliographic databases) or the portion thereof if less than 10 are retrieved or 15 references (for full text databases) or the portion thereof if less than 15 are retrieved. In addition, one full-text article may be displayed free of charge with each search of a full-text database. Additional groups of citations/references can be retrieved as subsequent searches.


                                       H

                         RATE SCHEDULE (DIRECT GATEWAY)

                    No-hit Charge                     no charge
                    Search Charge                     see Appendix 1
                    Full Record Charge                see Appendix 1
                    Hard Copy Delivery Charge
                    (Regular)                         $[****]
                    Hard Copy Delivery Charge
                    (Express)                         $[****]
                    Scan Charge                       no charge

                     A Search provides up to 10 headings (usually titles for bibliographic databases) or the portion thereof if less than 10 are retrieved. The full record for all 10 headings can be retrieved without incurring additional search charges, but the full record charge shown above will be applied. Additional groups of 10 headings can be retrieved as subsequent searches at the above search charge.

                 (d) Royalty. The royalty payments due Telebase from CompuServe for the Product are as follows:

                            ROYALTY SCHEDULE (IQUEST)

                    No-hit Charge                     [****]
                    Search Charge                     [****]
                    Abstract Charge                   [****]
                    Hard Copy Delivery Charge
                    (Regular)                         [****]
                    Hard Copy Delivery Charge
                    (Express)                         [****]
                    Scan Charge                       [****]
                    Data Base Surcharges              [****]
                    Connect Charges                   [****]

                        ROYALTY SCHEDULE (DIRECT GATEWAY)

                    Search Charge                     [****]
                    Full Record Charge                [****]
                    Hard Copy Delivery Charge
                    (Regular)                         [****]
                    Hard Copy Delivery Charge
                    (Express)                         [****]
                    Connect Charges                   [****]

As herein amended, the Agreement remains in full force and effect.

TELEBASE SYSTEMS, INC.                         COMPUSERVE INCORPORATED

BY:                                            BY:
   ----------------------------                   ----------------------------

TITLE:                                         TITLE:
      -------------------------                      -------------------------

DATE:                                          DATE:
     --------------------------                     --------------------------

                APPENDIX 1 - DIRECT GATEWAY DATABASES AND CHARGES
                               as of July 25, 1989

                                                SEARCH              FULL RECORD
DATABASE                                        CHARGE                CHARGE
- -------------------------------------------------------------------------------
Books In Print                                  $[****]               $[****]
Magill's Cinema                                 $[****]               $[****]
Book Review Digest                              $[****]               $[****]
Commerce Business Daily                         $[****]               $[****]
AIDS (CCML)                                     $[****]               $[****]
Dissertation Abstracts                          $[****]               $[****]
PTS Newsletters-Broadcast                       $[****]               $[****]
PTS Newsletters Computer                        $[****]               $[****]
Marquis Who's Who                               $[****]               $[****]
Business Dateline                               $[****]               $[****]
Corporate Affiliations                          $[****]               $[****]
PDQ - Cancer Files                              $[****]               $[****]
Investext - Report Number Finder                $[****]               $[****]
Investext - Keyword Report Number               $[****]               $[****]
LEGAL RESEARCH SCAN                             $[****]               [****]
         - Criminal Justice Per Index           $[****]               $[****]
         - NCJRS                                $[****]               $[****]
         - Child Abuse & Neglect                $[****]               $[****]
         - Legal Resources Index                $[****]               $[****]
         - Tax Notes Today                      $[****]               $[****]
         - Congressional Info Service           $[****]               $[****]
         - American Banker Fulltext             $[****]               $[****]
          MARKETING SCAN                        $[****]               [****]
         - FINIS                                $[****]               $[****]
         - McGraw Hill Pubs Online              $[****]               $[****]
         - Industry Data Sources                $[****]               $[****]
         - ABI/Inform                           $[****]               $[****]
         - FINDEX                               $[****]               $[****]
         - PTS Promt                            $[****]               $[****]
         - PTS MARS                             $[****]               $[****]
         - PTS New Product Announcem            $[****]               $[****]

NOTE: Other Databases will be added and documented with an updated Appendix 1.


                                       I

[COMPUSERVE LOGO]


April 22, 1988

Mr. James E. Coane
Telebase Systems, Inc.
763 West Lancaster Avenue
Bryn Mawr, PA 19010

Dear Jim:

We have reached agreement on several issues that I would like to document in this letter. These issues include: new IQuest prices; advance on royalties; and demonstration account usage.

1. Pricing

A.       The new IQuest charges will be in the following amounts:

             Search Charge               $[****]
             Document Delivery Charges:
               Regular                   $[****] (includes shipping & handling)
               Express                   $[****] (includes shipping & handling)

B. Abstract Charge ($[****] each) and No Hit Charge ($[****] for second and subsequent no hit searches) will remain the same. Database Surcharges may be imposed at varying rates, but no more than 25% of IQuest databases may carry Surcharges. Connect Charges will remain at base CompuServe rates.

C. Searches will continue to provide ten citations (for bibliographic databases) or fifteen references (for full-text databases). In addition, one full-text article may be displayed free of charge with each search or a full-text database.

D. CompuServe will pay Telebase [****] of Search Charges and [****] of Document Delivery Charges, Abstract Charges, No Hit Charges, and Database Surcharges.

E. CompuServe will pay Telebase [****] of Connect Charges, up from [****]. This change will go into effect when the Search Charge is increased.

F. Scan Charges will be priced at the level of Search Charges until Telebase has developed new billing programs. Once the new billing programs have been implemented, but in no case later than September 1, l988, CompuServe may, at its sole discretion, change the Scan Charge to any rate it desires. At this time, CompuServe will pay Telebase $[****] per Scan, regardless or the Scan Charge in effect.

G. The new Search Charge will go into effect when Telebase has implemented the new MS-DOS-based system and has moved all IQuest usage from the current system to the MS-DOS system.

2.       Royalty Advance

         CompuServe will pay Telebase an advance on royalties of $[****]. Telebase will repay the advance in ten months at the rate of $[****] per month. Repayment will begin 90 days after the receipt of the advance. Repayment will be collected by CompuServe by deducting the monthly amounts from monthly royalty payments to Telebase.

         The royalty advance will be used by Telebase to finance the development of the new MS-DOS-based system. Telebase will move all usage from the current system to the MS-DOS system by July 15, 1988.

         During the royalty advance repayment period, CompuServe reserves the right to deduct from royalties any amounts outstanding for sixty (60) days or more for network services provided by CompuServe to Telebase.

3.       Demonstration Usage

         Telebase will grant CompuServe a monthly usage credit for demonstrations. The amount of the credit will be two percent of that month's royalty payment to Telebase. If the credit is less than the demonstration search charges, the excess will be paid to Telebase. If the credit is greater than the demonstration search charges, the excess credit will be accrued by Telebase for jointly approved promotional/advertising activities.

By signing below, CompuServe and Telebase acknowledge the terms and conditions established herein.

Sincerely,



Kevin Knott

Acknowledged by Telebase Systems, Inc.       Acknowledged by CompuServe, Inc.


- --------------------------------------       -----------------------------------

- --------------------------------------       -----------------------------------

[TELEBASE SYSTEMS, INC. LOGO]


December 19, 1988

Mr. Kevin Knott
CompuServe, Incorporated
P.O. Box 20212
Columbus, OH  43220

Re:  Extension of 1985 Agreement

Dear Kevin:

Inasmuch as the current (November 1985) agreement, by its terms (although the parties by their actions have deemed the original agreement to have continued until the current date), terminated November 4, 1988. I propose that Telebase and CompuServe extend the current agreement while we are discussing and finalizing the terms of a new agreement. Specifically, I propose that the current agreement be extended and remain in full force and effect until November 4, 1989.

If the above sets forth a satisfactory manner in which to proceed while we discuss and negotiate our concerns for a new agreement, please countersign the enclosed copy of this letter and return same to me.

Yours sincerely,


James E. Coane
President

JEC/Jr

Accepted and Agreed:

CompuServe, Incorporated

By:
   ------------------------------------





                                       K

[COMPUSERVE LOGO]


November 10, 1989

Mr. James E. Coane
Telebase Systems, Inc.
763 West Lancaster Avenue
Bryn Mawr, PA 19010

Dear Jim:

This letter acknowledges that both CompuServe and Telebase Systems, Inc. agree that the current Agreement between both parties, effective November 4, 1985, be extended and remain in full force and effect until November 4, 1990.

Yours sincerely,



Jeffrey T. Weisner
Vice President, Secretary and Treasurer



Accepted and Agreed:

Telebase Systems, Inc.

By:
   -----------------------------------






                                       L

[COMPUSERVE LETTERHEAD]


October 25, 1990

Mr. James E. Coane
Telebase Systems, Inc.
763 West Lancaster Avenue
Bryn Mawr, PA 19010

Dear Jim:

This letter acknowledges that both CompuServe and Telebase Systems, Inc. agree that the current Agreement between both parties, effective November 4, 1985, be extended and remain in full force and effect until November 4, 1991.

Yours sincerely,



Jeffrey T. Weisner
Vice President, Secretary and Treasurer



Accepted and Agreed:

Telebase Systems, Inc.

By: ________________________________



                                       M

[COMPUSERVE LETTERHEAD]



March 1, 1991

Mr. James E. Coane
Telebase Systems, Inc.
763 West Lancaster Avenue
Bryn Mawr, PA 19072

Dear Jim:

Per my telephone conversations with Steve Gross, I want to take this opportunity to formally acknowledge that, effective February 24, 1991 (CompuServe will pay [****]% of Document Delivery Charges. Abstract Charges, No Hit Charges, and Database Surcharges for IQuest products to Telebase Systems, Inc. based upon the modified menu presence of IQuest on the CompuServe Information Service.

All other terms and conditions of the November 4, 1991 agreement and its subsequent addendums, dated April 22, 1988 and August 25, 1989, remain in effect.

By signing below, CompuServe and Telebase Systems, Inc., Inc. acknowledge that the November 4, 1991 agreement and its subsequent addendums, dated April 22, 1988 and August 25, 1989, are amended according to the terms and conditions established herein.

Sincerely,



Eben L. Kent

Acknowledged by                                   Acknowledged by
Telebase Systems, Inc.:                           CompuServe, Inc.:

_________________________                         ___________________________
Name           Date                               Name             Date

_________________________                         ___________________________
Title                                             Title



                                       N

[COMPUSERVE LETTERHEAD]



June 14, 1991

Steve Moss
Vice President
Telebase Systems, Inc.
763 West Lancaster Ave.
Bryn Mawr, PA 19010

Dear Steve:

CompuServe and Telebase have added several new Direct Gateway products to our offerings. The purpose of this letter is to update our agreement to recognize these additions. Please sign both copies of this letter, and return them to me for execution.

The parties agree that APPENDIX 1 - DIRECT GATEWAY DATABASES AND CHARGES as of July 25, 1989 that is part of the contract addendum dated August 25, 1989 is deleted in its entirety and replaced by the attached APPENDIX 1 - DIRECT GATEWAY DATABASES AND CHARGES as of June 11, 1991.

By signing below, CompuServe and Telebase Systems acknowledge that the November 4, 1985 agreement and its subsequent addendums dated April 21, 1988, August 25, 1989 and March 1, 1991 are amended according to the terms and conditions established herein. All other terms and conditions of the agreement and its addendums remain in effect.


Sincerely,



Steve Zinn


Acknowledged by                           Acknowledged by
TELEBASE SYSTEMS, INC.                    COMPUSERVE, INC.

BY: ____________________________          BY: __________________________

TITLE: _________________________          TITLE: _______________________

DATE: __________________________          DATE: ________________________

                APPENDIX 1 - DIRECT GATEWAY DATABASES AND CHARGES
                               as of June 11, 1991

                                                  SEARCH    FULL RECORD
DATABASE                                          CHARGE      CHARGE
- -----------------------------------------------------------------------
Books In Print                                   $[****]     $[****]
Magill's Cinema                                  $[****]     $[****]
Book Review Digest                               $[****]     $[****]
Commerce Business Daily                          $[****]     $[****]
ERIC (Educ. Research Info. Center)               $[****]     $[****]
NTIS (Nat'l. Technical Info. Srv.)               $[****]     $[****]
D&B-Dun's Electronic Business Dir.               $[****]     $[****]
Newspaper Library (all newspapers)               $[****]     $[****]
PsycINFO                                         $[****]     $[****]
Thomas Register                                  $[****]     $[****]
Compendex                                        $[****]     $[****]
D&B-Dun's Market Identifiers                     $[****]*    $[****]
D&B-Canadian Dun's Market Ident.                 $[****]*    $[****]
D&B-Int'l. Dun s Market Ident.                   $[****]*    $[****]
Data Processing Newsletters                      $[****]     $[****]
Media Newsletters                                $[****]     $[****]
AIDS (CCML)                                      $[****]     $[****]
Dissertation Abstracts                           $[****]     $[****]
PTS Newsletters-Broadcast                        $[****]     $[****]
PTS Newsletters-Computer                         $[****]     $[****]
Marquis Who's Who                                $[****]     $[****]
Business Dateline                                $[****]     $[****]
Corporate Affiliations                           $[****]     $[****]
PDQ - Cancer Files                               $[****]     $[****]
Investext (all Search methods)                   $[****]     $[****]
TRW Business Credit Profiles                     $[****]**   $[****]
LEGAL RESEARCH CENTER                            $[****]     $[****]

      - Criminal Justice Per Index               $[****]      [****]
      - NCJRS                                    $[****]     $[****]
      - Child Abuse & Neglect                    $[****]     $[****]
      - Legal Resources Index                    $[****]     $[****]
      - Tax Notes Today                          $[****]     $[****]
      - Congressional Info Service               $[****]     $[****]
      - American Banker Fulltext                 $[****]     $[****]

                                                  SEARCH    FULL RECORD
DATABASE                                          CHARGE      CHARGE
- -----------------------------------------------------------------------
MARKETING/MANAGEMENT RESEARCH CTR                $[****]      [****]

         - FINIS                                 $[****]     $[****]
         - McGraw Hill Pubs Online               $[****]     $[****]
         - Industry Data Sources                 $[****]     $[****]
         - ABI/Inform                            $[****]     $[****]
         - FINDEX                                $[****]     $[****]
         - PTS Promt                             $[****]     $[****]
         - PTS MARS                              $[****]     $[****]
         - PTS New Product Announcem             $[****]     $[****]
TRADEMARK RESEARCH CENTER                        $[****]      [****]

         - Trademarkscan Federal                 $[****]     $[****]
         - Trademarkscan State                   $[****]     $[****]
PATENT RESEARCH CENTER                           $[****]      [****]

         - Claims/US Patent Abstracts            $[****]     $[****]
         - World Patents (1981+)                 $[****]     $[****]
         - World Patents (1963-1980)             $[****]     $[****]
UK COMPANY LIBRARY
         - D&B Euro. Dun's Mkt. Ident.           $[****]*    $[****]
         - Extel Card                            $[****]     $[****]
         - ICC British Co. Dir.                  $[****]     $[****]
         - ICC Brit. Co. Financial Ds.           $[****]     $[****]
         - InfoCheck                             $[****]     $[****]
         - Key British Enterprises               $[****]     $[****]
         - Kompass UK                            $[****]     $[****]

GERMAN COMPANY LIBRARY
         - Creditreform                          $[****]*    $[****]
         - D&B-German Dun's Mkt. Id.             $[****]     $[****]
         - Hoppenstedt Dir. Ger. Co.             $[****]     $[****]
         - Kompass Germany                       $[****]     $[****]
EUROPEAN COMPANY LIBRARY
         - D&B Euro. Dun's Mkt. Ident.           $[****]*    $[****]
         - Europe's Largest Cos.                 $[****]     $[****]
         - Hoppenstedt Austria                   $[****]     $[****]
         - Hoppenstedt Benelux                   $[****]     $[****]
         - Irish Company Profiles                $[****]     $[****]
         - Kompass Europe                        $[****]     $[****]

* The Search Charges marked with an asterisk identify databases where a Search provides up to 5 headings or portion thereof if less than 5 headings are retrieved. Addition groups of up to 5 headings can be retrieved as subsequent searches at the stated Search Charge.

** A Search in TRW Business Credit Profiles retrieves up to 25 headings. The Full Record Charge for the first Full Record is $[****]. Up to 4 more Full Records may be retrieved in a single search at a Full Record Charge of $[****]/each. Only 5 Full Records may be retrieved in each Search.

Other Databases will be added and documented with an updated Appendix 1.

[COMPUSERVE LETTERHEAD]




8/14/91

Steve Moss
Vice President

Telebase Systems, Inc.
763 West Lancaster Ave.
Bryn Mawr, PA 19010

Dear Steve:

CompuServe and Telebase have added several new Direct Gateway products to our offerings. The purpose of this letter is to update our agreement to recognize these additions. Please sign both copies of this letter, and return them to me for execution.

The parties agree that APPENDIX 1 - DIRECT GATEWAY DATABASES AND CHARGES as of June 11, 1991 that is part of the contract addendum dated August 25, 1989 is deleted in its entirety and replaced by the attached APPENDIX 1 - DIRECT GATEWAY DATABASES AND CHARGES as of August 14, 1991.

By signing below, CompuServe and Telebase Systems acknowledge that the November 4, 1985 agreement and its subsequent addendums dated April 21, 1988, August 25, 1989 and March 1, 1991 are amended according to the terms and conditions established herein. All other terms and conditions of the agreement and its addenda remain in effect.



Sincerely,


Steve Zinn


Acknowledged by                           Acknowledged by
TELEBASE SYSTEMS, INC.                    COMPUSERVE, INC.

BY: ________________________              BY: ________________________

TITLE: _____________________              TITLE: _____________________

DATE: ______________________              DATE: ______________________

                APPENDIX 1 - DIRECT GATEWAY DATABASES AND CHARGES
                              as of August 14, 1991

                                                      SEARCH       FULL RECORD
DATABASE                                              CHARGE         CHARGE
- ------------------------------------------------------------------------------
Books In Print                                        $[****]           $[****]
Magill's Cinema                                       $[****]           $[****]
Book Review Digest                                    $[****]           $[****]
Commerce Business Daily                               $[****]           $[****]
ERIC (Educ. Research Info. Center)                    $[****]           $[****]
NTIS (Nat'l. Technical Info. Srv.)                    $[****]           $[****]
D&B-Dun's Electronic Business Dir.                    $[****]           $[****]
Newspaper Library (all newspapers)                    $[****]           $[****]
PsycINFO                                              $[****]           $[****]
Thomas Register                                       $[****]           $[****]
Compendex                                             $[****]           $[****]
D&B-Dun's Market Identifiers                           [****]*          $[****]
D&B-Canadian Dun's Market Ident.                       [****]*          $[****]
D&B-Int'l. Dun's Market Ident.                         [****]*          $[****]
AIDS (CCML)                                           $[****]           $[****]
Dissertation Abstracts                                $[****]           $[****]
PTS Newsletters-Broadcast                             $[****]           $[****]
PTS Newsletters-Computer                              $[****]           $[****]
Marquis Who's Who                                     $[****]           $[****]
Business Dateline                                     $[****]           $[****]
Corporate Affiliations                                $[****]           $[****]
PDQ - Cancer Files                                    $[****]           $[****]
Investext (all Search methods)                        $[****]           $[****]
TRW Business Credit Profiles                           [****]**         $[****]
LEGAL RESEARCH CENTER                                 $[****]            [****]
         - Criminal Justice Per Index                 $[****]           $[****]
         - NCJRS                                      $[****]           $[****]
         - Child Abuse & Neglect                      $[****]           $[****]
         - Legal Resources Index                      $[****]           $[****]
         - Tax Notes Today                            $[****]           $[****]
         - Congressional Info Service                 $[****]           $[****]
         - American Banker Fulltext                   $[****]           $[****]
MARKETING/MANAGEMENT RESEARCH CTR                     $[****]            [****]
         - FINIS                                      $[****]           $[****]
         - McGraw Hill Pubs Online                    $[****]           $[****]
         - Industry Data Sources                      $[****]           $[****]
         - ABI/Inform                                 $[****]           $[****]
         - FINDEX                                     $[****]           $[****]
         - PTS Promt                                  $[****]           $[****]
         - PTS MARS                                   $[****]           $[****]
         - PTS New Product Announcem                  $[****]           $[****]
TRADEMARK RESEARCH CENTER                             $[****]            [****]
         - Trademarkscan Federal                      $[****]           $[****]
         - Trademarkscan State                        $[****]           $[****]

                                                      SEARCH       FULL RECORD
DATABASE                                              CHARGE         CHARGE
- ------------------------------------------------------------------------------

PATENT RESEARCH CENTER                               $[****]          [****]
         - Claims/US Patent Abstracts                $[****]         $[****]
         - World Patents (1981+)                     $[****]         $[****]
         - World Patents (1963-1980)                 $[****]         $[****]
UK COMPANY LIBRARY
         - D&B Euro. Dun's Mkt. Ident.               $[****]*        $[****]
         - Extel Card                                $[****]         $[****]
         - ICC British Co. Dir.                      $[****]         $[****]
         - ICC Brit. Co. Financial Ds.               $[****]         $[****]
         - InfoCheck                                 $[****]         $[****]
         - Key British Enterprises                   $[****]         $[****]
         - Kompass UK                                $[****]         $[****]
GERMAN COMPANY LIBRARY
         - Creditreform                              $[****]         $[****]
         - D&B-German Dun's Mkt. Id.                 $[****]*        $[****]
         - Hoppenstedt Dir. Ger. Co.                 $[****]         $[****]
         - Kompass Germany                           $[****]         $[****]
EUROPEAN COMPANY LIBRARY
         - D&B Euro. Dun's Mkt. Ident.               $[****]*        $[****]
         - Europe's Largest Cos.                     $[****]         $[****]
         - Hoppenstedt Austria                       $[****]         $[****]
         - Hoppenstedt Benelux                       $[****]         $[****]
         - Irish Company Profiles                    $[****]         $[****]
         - Kompass Europe                            $[****]         $[****]
UK NEWSPAPER LIBRARY
         - The Daily & Sun. Telegraph                $[****]         $[****]
         - The Financial Times                       $[****]         $[****]
         - The Guardian                              $[****]         $[****]
         - Times/Sunday Times                        $[****]         $[****]
         - UK News                                   $[****]         $[****]
UP MARKETING LIBRARY
         - Consumer Magazine Index                   $[****]         $[****]
         - Marketing Surveys Index                   $[****]         $[****]
         - ICC Key Note Market Resch                 $[****]         $[****]
         - MSI Market Research Reports               $[****]         $[****]
         - Mintel Research Reports                   $[****]         $[****]
         - Mintel Special Reports                    $[****]         $[****]
EC NEWS AND LEGISLATION
         - Celex                                     $[****]         $[****]
         - Spearhead                                 $[****]         $[****]


* The Search Charges marked with an asterisk identify databases where a Search provides up to 5 headings or portion thereof if less than 5 headings are retrieved. Additional groups of up to 5 headings can be retrieved as subsequent searches at the stated Search Charge.

** A Search in TRW Business Credit Profiles retrieves up to 25 headings. The Full Record Charge for the first Full Record is $[****]. Up to 4 more Full Records may be retrieved in a single search at a Full Record Charge of $[****]/each. Only 5 Full Records may be retrieved in each Search.

Other Databases will be added and documented with an updated Appendix 1.

[COMPUSERVE LETTERHEAD]





October 25, 1991

Mr. James E. Coane
Telebase Systems, Inc.
435 Devon Park Drive - Suite 600
Wayne, PA  19087

Dear Jim:

This letter acknowledges that both CompuServe and Telebase Systems, Inc. agree that the current Agreement between both parties, effective November 4, 1985, be extended and remain in full force and effect until November 4, 1992.

Yours sincerely,



Kent D. Stuckey,
General Counsel




Accepted and Agreed:

Telebase Systems, Inc.

By: ______________________________

Date: ____________________________





                                       Q

[COMPUSERVE LETTERHEAD]




June 14 1995

Mr. Bruce Johnson
Chief Financial officer
Telebase Systems, Inc.
435 Devon Park Drive
Wayne, PA 19087

Dear Bruce:

Telebase Systems and CompuServe have restructured the IQUEST product line and made adjustments to the IQUEST Royalty Schedule. These changes became effective on May 25, 1995 when the modified product was made available on the CompuServe on-line service.

This letter serves as official notice of the above mentioned chances and the modifications to the November 4, 1985 Agreement. This addendum also serves as an amendment to CompuServe and Telebase addenda dated April 26, 1988, August 25, 1989, March 26, 1991, June 19, 1991 and August 30, 1991.

The signatures below indicate acceptance of the attached APPENDIX 1 - ROYALTY SCHEDULE (IQUEST AND DIRECT GATEWAY). All other terms and conditions of the 1985 Agreement, and subsequent Addenda remain in effect.

Sincerely


Scott Scharadin

Acknowledged by                         Acknowledged by
TELEBASE SYSTEMS, INC.                  COMPUSERVE, INC.

BY: _______________________             BY: _______________________

TITLE: ____________________             TITLE: ____________________

DATE: _____________________             DATE: _____________________

June 14 1995

TELEBASE SYSTEMS, INC. AND COMPUSERVE, INC.
IQUEST Product and Royalty Changes



                                   APPENDIX 1

                                ROYALTY SCHEDULE
                           (IQUEST AND DIRECT GATEWAY)

- ----------------------------------------------------
No-hit Charge                                [****]%
- ----------------------------------------------------
Search/Additional Citation Charge            [****]%
- ----------------------------------------------------
Abstract Charge                              [****]%
- ----------------------------------------------------
Full Record Charge                           [****]%
- ----------------------------------------------------
Scan Charge                                  [****]%
- ----------------------------------------------------
Hard Copy Delivery Charge (Regular)          [****]%
- ----------------------------------------------------
Hard Copy Delivery Charge (Express)          [****]%
- ----------------------------------------------------
Database Surcharges                          [****]
- ----------------------------------------------------
Connect Charges                              [****]%
- ----------------------------------------------------

Note: Above percent indicates royalty share payable to Telebase Systems. Inc.

[COMPUSERVE LETTERHEAD]




September 27, 1995

Bruce Johnson
Vice President
Telebase Systems, Inc.
435 Devon Park Drive
Wayne, PA 19087

Re:  Network Services Account #50223 & 50262

Dear Mr. Johnson:

This is to confirm execution of Telebase Systems. Inc.'s Attachment. We have processed this Attachment in accordance with the terms contained therein. and enclosed an executed copy.

If you have any questions concerning your contractual obligations with CompuServe, please contact your local CompuServe representative, Harold Hellmig at (215) 563-7607.

Sincerely,

Michelle A. Freeman
Contract Analyst
Marketing Support

MAF/bw

Enclosure

cc:  Jeff Kiely
     Harold Hellmig

- --------------------------------------------------------------------------------
ATTACHMENT TO NETWORK SERVICES AGREEMENT
- --------------------------------------------------------------------------------

In addition to the terms of the Network Services Agreement, Customer and CompuServe agree to the following:

l.    MODIFICATIONS TO PRODUCT TERMS AND CONDITIONS

1. Beginning with the September 1995 billing period and for the remainder of the Customer's initial Extended Term Plan, CompuServe agrees that Customer's Monthly Minimum shall be $[****].

ll.   MODIFICATIONS TO PACKET NETWORK RATE SCHEDULE

1. Beginning with the September 1995 billing period and for each month of the remainder of Customer's initial Extended Term Plan, Customer will be billed at a Special Rate of $[****] for [****] up to 28.8 bps asynchronous dial connections in lieu of the Fixed-dial Hourly Rate specified in the Packet Network Rate Schedule. Customer will also be billed applicable Dial-up Access Surcharges, Worldwide Inbound Service Surcharges, and International CompuServe Access Service Surcharges specified in the Packet Network Rate Schedule and International/Gateway Access Rates Schedule. Neither Discunt Schedule "a" nor "B" will apply to the Special Hourly Rate. Charges for the Special Rate apply towards Customer's Monthly Minimum.


2. Beginning with September 1995 billing period and for each month of the remainder of Customer's initial Extended Term Plan, charges eligible for Discount Schedule A will be discounted at a rate of [****]% and charges eligible for Discount Schedule B will be discounted at a rate of [****]%.


                                                  Network Services
                                                  Account No.  50262 and 50223



ACCEPTED FOR CUSTOMER:                            ACCEPTED FOR COMPUSERVE
                                                  INCORPORATED:

Company:  Telebase Systems, Inc.

Signature: _____________________                  Signature: ___________________

By: __________________________                    By: _________________________

Title: _______________________                    Title: ______________________

Date: ________________________                    Date: _______________________

[COMPUSERVE LETTERHEAD]



May 23, 1995

Bruce Johnson
Vice President
Telebase Systems Inc.
435 Devon Polk Drive
Suite 600
Wayne, PA 19087

Re: Network Services Account # 5022

Dear Mr. Johnson:

On behalf of CompuServe I would like to express our appreciation of Telebase Systems Inc.'s continued confidence in our ability to meet your data communication needs. Your new agreement has been executed by CompuServe and a copy of the agreement will accompany this letter.

We would like to reconfirm our commitment to quality customer service and technical support. Continued communication and feedback from our customers is vital to CompuServe, Please contact your local CompuServe representative, Harold Hellmig at (215) 563-7607, with any questions regarding your new agreement.

Thank you for your business, and we look forward to supporting Telebase Systems Inc., as our business partnership continues to expand.

Sincerely,


Michelle A. Freeman
Contract Analyst
Marketing Support


MAF/bw
Enclosures
cc:  Jeff Kiely
     Harold Hellmig




                                       T

III.  MODIFICATIONS TO THE PACKET NETWORK RATE SCHEDULE

1. During Customer's initial Extended Term Plan, Customer will be billed at a Special Hourly Rate of $[****] for [****] up to 28,800 bps asynchronous dial connections in lieu of the Fixed-dial Hourly Rate specified in the Packet Network Rate Schedule. Customer will also be billed applicable Dial-up Access Surcharges, Worldwide Inbound Service Surcharges, and International CompuServe Access Service Surcharges specified in the Packet Network Rate Schedule and International/Gateway Access Rates Schedule. Neither Discount Schedule "A" nor "B" will apply to the Special Hourly Rate. Charges for the Special Hourly Rate apply towards Customer's Monthly Minimum.

2. Charges eligible for Discount Schedule A will be discounted at a rate of [****]% and charges eligible for Discount Schedule B will be discounted at a rate of [****]% each month during Customer's initial Extended Term Plan.


                                                         Network Services
                                                         Account No.  50262



ACCEPTED FOR CUSTOMER:                        ACCEPTED FOR COMPUSERVE
                                              INCORPORATED:

Company:  Telebase Systems, Inc.

Signature: ______________________             Signature: ______________________

By: _____________________________             By: _____________________________

Title: __________________________             Title: __________________________

Date: ___________________________             Date: ___________________________




                                       U

COMPUSERVE
      --------------------------------------------------------------------------
      NETWORK SERVICES AGREEMENT                   COMPUSERVE INCORPORATE
      CUSTOMER ELECTIONS                           5000 Arlington Centre Blvd.
                                                   Columbus, OH 43220
                                                   614/457-8600

================================================================================

1. AGREEMENT    The Agreement between CompuServe and Customer is comprised of the Exhibits and elections indicated below. Customer agrees to be bound by the provisions of the following:


                                                     Version Date    Customer
                                                                     Initials

 Agreement Terms and Conditions                          6/94          ____

 Product Terms and Conditions                            6/94          ____

 Packet Network Rate Schedule                            4/91          ____

 International/Gateway Access Rates Schedule             2/93          ____

 End User Billing Services                               4/93          ____

 Software Sublicense, Telepartner International          4/93          ____

 Network End User Billing Services Rates Schedules       3/91          ____

 Other Agreements:


     Agreement Name             Customer Signature                Customer
                                      Date                        Initials
________________________            _________                       ____

________________________            _________                       ____

________________________            _________                       ____



2.  ELECTIONS   INITIAL TERM PLAN (Check One)

Base Term Plan    Extended Term Plan

[ ]30 Day Term   [ ]1 Year Term   [ ]2 Year Term
                 [ ]3 Year Term   [ ]Other: ___Year Term (Enter number of years)

                  Primary Pricing Plan

                  [ ]FIXED-Dial    [ ]Open Port Arrangement

MONTHLY MINIMUM (Enter Amount)  $_______

ACCEPTED FOR CUSTOMER:                    ACCEPTED FOR COMPUSERVE
                                          INCORPORATED:

Company:  Telebase Systems, Inc.

Signature: _______________________        Signature: _________________________

By: ______________________________        By: ________________________________

Title: ___________________________        Title: _____________________________

Date: ____________________________        Date: ______________________________

- --------------------------------------------------------------------------------
ATTACHMENT TO NETWORK SERVICES AGREEMENT
- --------------------------------------------------------------------------------

In addition to the terms and conditions contained in the Network Services Agreement. Customer and CompuServe further agree:

I.    AGREEMENTS SUPERSEDED

1. Customer agrees to execute a new Network Services Agreement with an initial term of seven (7) years and a Monthly Minimum of $[****] to be effective May 1. 1995, and CompuServe agrees that the:

      - Network Services Initial Order Addendum. accepted by Customer on December 18, 1990 and

      -      Service Agreement accepted by Customer on December 18, 1990, and

             Attachment accepted by Customer on December 18, 1990, and

      - All Network Services Change Order Addenda and/or Network Equipment Addenda.

      will be terminated effective May 1, 1995.

II.   MODIFICATIONS TO AGREEMENT TERMS AND CONDITIONS

1.    Paragraph 1 is modified to include the following:

      If Customer's CompuServe Gateway Services Software Agreement for Information Providers is terminated by CompuServe, or if CompuServe decreases member's hourly connect-time rate to access the CompuServe Information Service as published online via the CompuServe Information Service, and upon written notice to CompuServe, CompuServe agrees to cooperate with Customer in the effort to develop a new mutually agreeable alternative Agreement satisfying the concerns of both Customer and CompuServe that would supersede this Agreement. By way of example and not limitation, such alternative may include changes in rates, the Monthly Minimum, discounts, the term of the new Agreement, and other provisions. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by the Customer prior to the time the parties mutually agree to supersede this Agreement.



                                       W